CREDIT AGREEMENT
                                    Between
                                COLOR TILE, INC.
                                  as Borrower
                                      and
                                  INVIFIN S.A.
                                   as Lender
                                  $10,000,000
                           Dated as of June 12, 1995

                                CREDIT AGREEMENT

     This CREDIT AGREEMENT is entered into as of June 12, 1995 between COLOR TILE, INC., a Delaware corporation (the "Borrower"), and INVIFIN S.A., a Luxembourg company (the "Lender").

                               A G R E E M E N T

     In consideration of the agreements, covenants, conditions and provisions contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                        DEFINITIONS AND RELATED MATTERS

     Section 1.01 Definitions. For purposes of this Agreement, capitalized terms shall have the meanings set forth in this Section 1.01, in the sections of this Agreement or the other Loan Documents referred to in this Section 1.01 or as specified in Section 1.04:

     "Agreement" means this Credit Agreement, together with all exhibits and schedules hereto and any and all amendments, extensions or supplements hereto.

     "Applicable Law" means all applicable provisions of all (a) constitutions, treaties, statutes, laws, rules, regulations, ordinances and orders of any Governmental Authority, (b) Governmental Approvals and (c) orders, decisions, judgments, awards and decrees of any Governmental Authority.

     "Bankruptcy Code" means Title 11 of the United States Code (11U.S.C.Sec.101 et seq.), as amended from time to time, or any successor statute.

     "Borrower" shall have the meaning set forth in the first paragraph of this Agreement.

     "Borrowing" means a borrowing hereunder consisting of Loans made by the Lender to the Borrower.

     "Business Day" means any day which is not a Saturday, Sunday or other day on which banks in New York, New York are authorized or obligated to close.

     "Capitalized Lease" means any lease (or other agreement conveying the right to use) of real or personal property by a Person as lessee or guarantor which would, in conformity with GAAP, be required to be accounted for as a capital lease on the balance sheet of that Person.

     "Capitalized Lease Obligations" means all obligations under Capitalized Leases of a Person that would, in conformity with GAAP, appear on a balance sheet of that Person.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor or superseding tax laws of the United States of America, together with all regulations promulgated thereunder.

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     "Commitment"  means, at the time any  determination  thereof is to be made, the total amount of the Lender's commitment to extend credit to the Borrower by means of the Loans in an aggregate principal amount at any time outstanding not to exceed Ten Million Dollars ($10,000,000) or such lesser amount to which such commitment may be reduced pursuant to this Agreement.

     "Contingent Obligation" means, as to any Person, any obligation, direct or indirect, contingent or otherwise, of such Person (a) with respect to any Indebtedness or other obligation or liability of another Person, including without limitation any direct or indirect guarantee of such Indebtedness, obligation or liability, endorsement (other than for collection or deposit in the ordinary course of business) thereof or discount or sale thereof by such Person with recourse to such Person, or any other direct or indirect obligation, by agreement or otherwise, to purchase or repurchase any such Indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge of any such Indebtedness, obligation or liability (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (b) to provide funds to maintain working capital or equity capital of another Person or otherwise to maintain the net worth, solvency or financial condition of the other Person, (c) to make payment for any products, property, securities or services regardless of non-delivery thereof, if the purpose of any agreement so to do is to provide assurance that another Person's Indebtedness, obligation or liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of another Person's Indebtedness, obligation or liability will be protected (in whole or in part) against loss in respect thereof, or (d) otherwise to assure or hold harmless the holders of Indebtedness or other obligation or liability or another Person against loss in respect thereof. The amount of any Contingent Obligation shall be an amount equal to the amount of the Indebtedness, obligation or liability guaranteed or otherwise supported thereby.

     "Default" means any condition or event which, with the giving of notice or lapse of time or both, would, unless cured or waived, become an Event of Default.

     "Dollars" and "$" means lawful money of the United States of America.

     "Effective Date" means the date on which all of the conditions precedent set out in Section 3.01 hereof to the effectiveness of this Agreement have been satisfied or waived in writing by the Lender.

     "Event of Default" means any of the events specified in Section 6.01 of this Agreement.

     "GAAP" means generally accepted accounting principles as in effect in the United States of America (as such principles may change from time to time).

     "Governmental Approval" means an authorization, consent, approval, permit, license or exemption of, registration or filing with, or report or notice to, any Governmental Authority.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation any government authority, agency, department, board, commission or instrumentality of the United States, any State of the United States or any political subdivision thereof, and any tribunal or arbitrator(s) of competent jurisdiction.

     "Indebtedness" means, with respect to any Person, the aggregate amount of, without duplication: (a) all obligations for borrowed money; (b) all obligations evidenced by bonds, debentures, the Note or other similar instruments; (c) all obligations to pay the deferred purchase price of property or services, except trade accounts payable not overdue arising in the ordinary course of business;
(d) all Capitalized Lease Obligations; (e) all obligations or liabilities of others secured by a Lien on any asset owned by such Person or Persons whether or not such obligation or liability is assumed; (f) all obligations of such Person or Persons, contingent or otherwise, in respect of any letters of credit or bankers' acceptances, and (g) all Contingent Obligations.

     "Lender" has the meaning ascribed to it in the first paragraph of this Agreement.

     "Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale, consignment or other title retention agreement or any lease in the nature thereof) and any agreement to give or refrain from giving any lien, mortgage, pledge, security interest, charge or other encumbrance of any kind.

     "Loan" has the meaning ascribed to it in Section 2.01 hereof.

     "Loan Documents" means, collectively, this Agreement, the Note and any supplemental agreements, instruments or other writings executed or delivered by the Borrower in connection herewith, and all amendments, modifications or supplements, and appendices, exhibits and schedules to, any of the foregoing.

     "Note" means the promissory note of the Borrower, in substantially the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loan and includes any Note issued in exchange or substitution therefor.

     "Notice of Borrowing" means an irrevocable notice in substantially the form of Exhibit B hereto.

     "Obligations" means all present and future advances, debts, obligations and liabilities of the Borrower of every type and description arising under or in connection with this Agreement or any other Loan Document, due or to become due to the Lender or any Person entitled to indemnification pursuant to Section 7.02 hereof, or any of their respective successors, transferees or assigns, and shall include, without limitation, (a) all liability of the Borrower for payment of principal of and interest on the Loans and under the Note, (b) all liability of the Borrower hereunder or under the Loan Documents for any fees, expense reimbursements and indemnifications, and (c) any and all other debts, obligations and liabilities of the Borrower to the Lender heretofore, now or hereafter incurred or created (and all renewals, extensions, modifications and rearrangements thereof), under, in connection with, in respect of, or evidenced or created by this Agreement or any or all of the other Loan Documents, whether voluntary or involuntary, however arising, and whether due or not due, absolute or contingent, secured or unsecured, liquidated or unliquidated, determined or undetermined, direct or indirect, and whether the Borrower may be liable individually or jointly with others.

     "Person" means an individual, a corporation, a partnership, a trust, an unincorporated organization or any other entity or organization, including a government or any agency or political subdivision thereof.

     "Post-Default Rate" means, at any time, a rate per annum equal to the rate of interest otherwise in effect at such time pursuant to the terms hereof, plus two percent (2%).

     "Subsidiary" means any corporation or other entity of which more than fifty percent (50%) of the total voting power of shares of stock or other securities or other ownership interests entitled to vote in the election of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

     "Taxes" means any income, stamp and other taxes, charges, fees, levies, duties, imposts, withholdings or other assessments, together with any interest and penalties, additions to tax and additional amounts imposed by any federal, state, local or foreign taxing authority upon any Person.

     "Termination Date" means the date that is the earlier of November 22, 1995 or the date the Loans becomes due and payable pursuant to Article VI hereof.

     Section 1.02 Construction. Unless the context of this Agreement clearly requires otherwise, references herein to the plural include the singular, the singular includes the plural, the part includes the whole, and the word "including" is not limiting. References in this Agreement to any "determination" by the Lender include good faith estimates by the Lender, as applicable (in the case of quantitative determinations), and good faith beliefs by the Lender, as applicable (in the case of qualitative determinations). The words "hereof," "herein," "hereby," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, exhibit and schedule references are to this Agreement unless otherwise specified.

     Section 1.03 Exhibits. All of the exhibits and schedules attached to this Agreement shall be deemed incorporated herein by reference.

     Section 1.04 Other Definitions. Terms otherwise defined in the description of the parties or within another definition in Section 1.01 hereof or in any other provisions of this Agreement or any of the other Loan Documents not defined or referenced in Section 1.01 hereof shall have their respective defined meanings when used herein or therein.

                                   ARTICLE II
                         AMOUNTS AND TERMS OF THE LOAN

     Section 2.01 Loans.

     (a) Agreement to Lend. Upon the terms and subject to the conditions set forth in this Agreement (including, without limitation, the provisions of Section 6.02 relating to termination of the Commitment), the Lender agrees to make to the Borrower, on the Effective Date and from time to time thereafter until and including the Termination Date (or if such date is not a Business Day, the Business Day next preceding such date), revolving loans (each individually, a "Loan" and collectively, the "Loans"), the aggregate unpaid principal amount of which shall not exceed the Lender's Commitment at any time.

     (b) Prepayment. Loans may be voluntarily prepaid pursuant to Section 2.08, and, subject to the provisions of this Agreement, any amounts so prepaid may be reborrowed on or after the Effective Date and until the Termination Date (or the Business Day next preceding such date), up to the amount available under this
Section 2.01 at the time of such reborrowing.

     (c) Minimum Amount. Each Loan shall be in a minimum aggregate principal amount of $250,000 and integral multiples of $50,000 in excess of that amount.

     Section 2.02 Notice of Borrowing.

     (a) Borrowing. When the Borrower desires to borrow Loans at any time on or after the Effective Date and until and including the Termination Date (or if such date is not a Business Day, the Business Day next preceding such date) under this Section 2.02, it shall deliver to the Lender a Notice of Borrowing no later than 9:00 a.m. (New York time) at least three (3) Business Days in advance of the proposed funding date. The Notice of Borrowing shall specify (i) the funding date (which shall be a Business Day) in respect of the Loan and (ii) the amount of the proposed Borrowing.

     (b) Authorized Persons. The Borrower shall notify the Lender in writing of the names of its members authorized to request the Loan on behalf of the Borrower and shall provide the Lender with a specimen signature of each such officer or employee. The Lender shall be entitled to rely conclusively on such officer's or employee's authority to request the Loan on behalf of the Borrower until the Lender receives written notice to the contrary. The Lender shall have no duty to verify the authenticity of the signature appearing on the Notice of Borrowing.

     (c) Notice of Borrowing Irrevocable. Any Notice of Borrowing delivered pursuant to this Section 2.02 shall be irrevocable.

     (d) Receipt of Funds by Borrower. Not later than 3:00 p.m. (New York time) on the date of the Borrowing, unless the Lender determines that any applicable condition specified in Article III has not been satisfied or waived by the Lender, the Lender will make the funds so requested available on such date to the Borrower at the account of the Borrower designated in the applicable Notice of Borrowing.

     Section 2.03 Interest. The Loans shall bear, and the applicable Borrower agrees to pay, interest on the outstanding principal amount thereof at the applicable rates and at the times set forth below:

     (a) Loans. The Loans shall bear, and the Borrower agrees to pay, interest on the outstanding principal amount thereof and any other outstanding amounts payable in respect of this Agreement (and overdue interest thereon, if any, to the extent permitted by Applicable Law) until due (whether at maturity, by reason of prepayment or acceleration or otherwise) at a rate per annum equal to thirteen percent (13%).

     (b) Post-Default Rate. Notwithstanding Subsection (a) of this Section 2.03, if at any time an Event of Default shall occur, and for as long thereafter as such Event of Default shall be continuing, without further notice or demand, the outstanding principal amount of the Loan and any other outstanding amounts payable in respect of this Agreement (and overdue interest thereon, if any, to the extent permitted by Applicable Law) shall bear interest at a rate per annum equal to the applicable Post-Default Rate.

     (c) Payment. Interest on each of the Loans shall be payable monthly in arrears on the last Business Day of each month and on the date when such Loan shall become due (whether at maturity, by reason of prepayment or acceleration or otherwise), but only to the extent then accrued on the amount then so due. Interest accrued at the Post-Default Rate shall be payable on demand.

     (d) Computations. Interest on the Loan shall accrue from day to day from and including the date of the making of the Loan to and excluding the due date or the date of any repayment thereof. Interest on the Loan and such other amounts shall be computed on the basis of a 360-day year and paid for the actual number of days elapsed.

     (e) Maximum Lawful Rate of Interest. The rate of interest payable on the Loan shall in no event exceed the maximum rate permissible under Applicable Law. If the rate of interest payable on the Loan is ever reduced as a result of this subsection and at any time thereafter the maximum rate permitted by Applicable Law shall exceed the rate of interest provided for in this Agreement, then the rate provided for in this Agreement shall be increased to the maximum rate provided by Applicable Law for such period as is required so that the total amount of interest received by the Lender is that which would have been received by the Lender but for the operation of the first sentence of this subsection 2.03(e).

     Section 2.04 Note.

     (a) Note. The Loan shall be evidenced by a Note, payable to the order of the Lender and representing the obligation of the Borrower to pay the lesser of
(i) Ten Million Dollars ($10,000,000) and (ii) the aggregate unpaid principal amount of the Loans, with interest thereon as prescribed by Section 2.03 hereof. The Note shall be dated the Effective Date, shall set forth the amount of the Lender's Commitment as the maximum principal amount thereof and shall have the blanks therein appropriately completed. The Borrower shall maintain a register of the ownership of the Note. The Note issued under this Agreement shall be registered as to both principal and interest pursuant to Regulation Sec.5f.103-1 of the Federal Income Tax Regulations ("FIT Regulations") as specified in the Note. If a Note is presented with a request to register a transfer, the transfer shall be registered as requested in accordance with FIT Regulation Sec.5f.103-1. Every note, including the Note, so presented in connection with a transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in a form satisfactory to the Borrower, duly executed by the holder of the Note (the "Holder") or the Holder's attorney duly authorized in writing. The Borrower may require payment of a sum sufficient to cover any tax or other charge that may be imposed in relation to any transfer or exchange.

     (b) Recordation. The Lender is hereby irrevocably authorized to record on the Note the date, type and amount of the Loans outstanding hereunder, the interest rate applicable thereto, and each payment or prepayment of principal thereof on the schedules forming a part thereof and to attach to and make a part of the Note a continuation of any such schedule as and when required. The failure to record, or any error in recording, the Loans or repayment on such schedule (or continuation thereof) or similar records shall not, however, affect the obligations of the Borrower hereunder or under the Note to repay the principal amount of the Loans together with all interest accrued thereon. All such notations shall constitute conclusive evidence of the accuracy of the information so recorded, in the absence of manifest error.

     Section 2.05 Optional Cancellation or Reduction of Commitment. At any time and from time to time prior to the Commitment Termination Date, the Borrower may irrevocably cancel or from time to time reduce the Commitment by giving the Lender not less than three (3) Business Days' prior notice thereof; provided, however, that any partial reduction shall be in an amount equal to $500,000 or any greater whole multiple thereof and provided further that no such voluntary reduction shall reduce the Commitment below the aggregate unpaid principal amount of Loans outstanding on the date of such reduction. Such termination or partial reduction of the Commitment shall be effective on the date specified in the Borrower's notice.

     Section 2.06  Optional  Prepayments.  The Borrower may, upon at least three
(3) Business Days' notice to the Lender, prepay the Loans in whole at any time, or from time to time in part, in amounts aggregating at least $250,000 and integral multiples of $50,000 by paying to the Lender the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. A notice of prepayment pursuant to this Section shall not thereafter be revocable by the Borrower without the prior written consent of the Lender.

     Section 2.07 Termination of Commitment and Repayment of Loans. The Lender's Commitment shall terminate, and the outstanding principal amount of the Loans, together with accrued and unpaid interest thereon, shall be due and payable, on the Termination Date.

     Section 2.08 Manner of Payment. All payments due to the Lender pursuant to this Agreement shall be made not later than 12:00 p.m. (New York time) on the due date thereof, in lawful money of the United States of America in Federal or other funds immediately available to the Lender at the Lender's office specified pursuant to Section 7.04 or at an account of the Lender otherwise specified by the Lender in writing from time to time to the Borrower. Whenever any payment hereunder shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day.

     Section 2.09 Increased Costs. If any Regulatory Change shall subject the Lender to any Tax or change the basis of taxation of payments to the Lender of principal, interest, fees or any other amount payable hereunder (except for changes in the rate of Tax on the overall net income of the Lender), then the Borrower shall from time to time pay to the Lender, upon demand by the Lender, such additional amounts as may be specified by the Lender as sufficient to compensate the Lender for such increased cost, reduction or requirement; provided any amount so specified shall be determined reasonably and in good faith and that the Lender shall endeavor to notify the Borrower of any such increased cost within 60 days after such increased cost is incurred, provided that failure by the Lender to so notify the Borrower shall not affect the ability of the Lender to demand such compensation at any time. A statement setting forth in reasonable detail the calculations of any additional amounts payable pursuant to the foregoing sentence shall be submitted by the Lender to the Borrower concurrently with any demand made by the Lender hereunder.

     Section 2.10 Taxes. The Borrower agrees (a) to pay all amounts payable by it under this Agreement or any Note free and clear of and without liability for, and, subject to the provisions of this Section 2.10, without deduction or withholding for, any and all Taxes; and (b) to pay when due, and reimburse the Lender upon demand for any payment made by the Lender of, and indemnify and hold the Lender harmless against any liability for, (i) any and all Taxes in any way related to this Agreement, the Loans or the Commitment, other than income and franchise taxes imposed upon the Lender by the jurisdictions (or any political subdivision thereof) in which the Lender's principal executive office is located in which the Lender is found, and in which the Lender's office from which the loans are made is located, and (ii) all interest and penalties resulting from or related to any delay in paying any such Taxes. Promptly after the date on which payment of any Taxes is due pursuant to Applicable Law, the Borrower will furnish to the Lender evidence, in form and substance satisfactory to the Lender, that the Borrower has satisfied its obligations under this Section 2.10. If any Borrower is required by Applicable Law to make any deduction or withholding in respect of any Taxes from any amount payable under this Agreement or any Note, the Borrower agrees to pay to the Lender, on the date such amount is payable, such additional amounts as the Lender determines may be necessary so that the net amounts received by the Lender, in the aggregate, after all applicable deductions or withholdings, shall equal the amount that the Lender would have been entitled to receive if no deductions or withholdings were made.

     Section 2.11 Compensation for Funding Losses. In addition to the amounts required to be paid by the Borrower pursuant to Sections 2.09, 2.10 and 2.11 hereof, the Borrower shall pay to the Lender, upon demand by such Lender, such amount or amounts as the Lender reasonably and in good faith determines is or are necessary to compensate it for any loss, cost, expense or liabilities incurred (including, without limitation, any loss, cost or expense incurred by reason of the liquidation or redeployment of deposits) by it as a result of a Loan for any reason not being made after a Notice of Borrowing has been delivered, or any payment of principal of or interest thereon not being made, on the date therefor determined in accordance with the applicable provisions of this Agreement.

     Section 2.12 Determinations. Any determination made as provided in Section 2.09, 2.10 or 2.11 or that is made by the Lender shall be final and conclusive and binding upon the Borrower, in the absence of manifest error in computation.

                                  ARTICLE III

                             CONDITIONS OF LENDING

     Section 3.01 Conditions Precedent to Effective Date. The occurrence of the Effective Date and shall be subject to satisfaction of all of the following conditions precedent:

     (a) Loan Documents. The Lender shall have received each of the following, each of which shall be in form and substance satisfactory to the Lender and its counsel:

     (i) This Agreement, duly executed by the Borrower; and

     (ii) The Note, executed by the Borrower and payable to the order of the Lender.

     (b) Corporate Documentation. The Lender shall have received a certificate of good standing, certified by the Secretary of State of the jurisdiction of the Borrower's organization, dated a recent date prior to the Effective Date.

     (c) Corporate Proceedings. All corporate proceedings taken or to be taken by the Borrower in connection herewith and with each of the other Loan Documents, shall be reasonably satisfactory to the Lender in its sole discretion, and it shall have received original or certified copies of such documents as it may request.

     (d) Representations and Warranties. All of the representations and warranties of the Borrower contained in Article IV hereof and in any other Loan Documents shall be true and correct in all material respects on and as of the Effective Date.

     (e) No Default. No Default or Event of Default shall have occurred and be continuing or would result from the making of the Loan.

     Section 3.02 Conditions Precedent to Funding. The obligation of the Lender to make Loans on or after the Effective Date shall be subject to satisfaction of all of the following conditions precedent:

     (a) Effective Date. The Effective Date shall have occurred.

     (b) Notice of Borrowing. The applicable Borrower shall have delivered to the Lender a Notice of Borrowing in accordance with Section 2.02 hereof. Each submission by the Borrower to the Lender of a Notice of Borrowing with respect to a Loan and the acceptance by the Borrower of the proceeds of each such Loan made hereunder, shall constitute a representation and warranty by the Borrower as of the funding date in respect of such Loan that all the conditions contained in this Section 3.02 have been satisfied.

     (c) Representations and Warranties. All of the representations and warranties of the Borrower contained in Article IV hereof and in any other Loan Documents shall be true and correct in all material respects on and as of the Funding Date as though made on and as of that date (except to the extent that such representations and warranties expressly were made only as of a specific date).

     (d) No Default. No Default or Event of Default shall have occurred and be continuing or would result from the making of the Loan.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     The Borrower  represents  and warrants to the Lender as of the date of this
Agreement:

     Section 4.01 Organization, Powers and Good Standing.

     (a) Organization and Powers. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite power and authority and the legal right to own and operate its properties and to carry on its business as heretofore conducted. The Borrower has all requisite power and authority to enter into this Agreement and the other Loan Documents to which it is a party, to issue the Note and to carry out the transactions contemplated hereby and thereby. The Borrower possesses all Governmental Approvals, in full force and effect, free from burdensome restrictions, that are necessary for the ownership, maintenance and operation of its properties and conduct of its business as now conducted, and is not in violation thereof, except to the extent that such violation could not have a material adverse effect upon the business, assets, prospects, results or operations or financial condition of the Borrower.

     (b) Good Standing. The Borrower is duly qualified and in good standing in its state of incorporation and authorized to do business in each state where the nature of its business activities conducted or properties owned or leased requires it to be so qualified and where the failure to be so qualified could have a material adverse effect upon the business, assets, prospects, results of operation or financial condition of the Borrower.

     Section 4.02 Authorization, Binding Effect, No Conflict, Etc.

     (a) Authorization by the Borrower. The execution, delivery and performance by the Borrower of each Loan Document to which it is or will be a party has been duly authorized by all necessary action on the part of the Borrower.

     (b) Execution and Delivery by the Borrower. Each Loan Document to which it is a party has been duly executed and delivered by the Borrower.

     (c) Binding Obligations of the Borrower. Each Loan Document to which it is a party is the legal, valid and binding obligation of the Borrower, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally.

     (d) No Conflict. The execution, delivery and performance by the Borrower of each Loan Document to which it is party, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) violate any provision of the certificate of formation of the Borrower or any provision of Applicable Law binding on the Borrower, (ii) conflict with, result in a breach of, or constitute (or, with the giving of notice or lapse of time or both, would constitute) a default under, or require the approval or consent of any person pursuant to any Contractual Obligation of the Borrower, except such conflicts, breaches or defaults, or such approvals or consents that if not obtained, would not have a material adverse effect on the business, assets, prospects, results of operation or financial condition of the Borrower or (iii) result in the creation or imposition of any Lien upon any asset of the Borrower.

     (e) Governmental Approvals. No Governmental Approval is or will be required in connection with the execution, delivery and performance by the Borrower of each Loan Document to which it is party or the transactions contemplated hereby or thereby.

     Section 4.03 Agreements; Applicable Law. The Borrower is not in violation of any Applicable Law, or in default under any contractual obligations to which it is a party or by which its property is bound, where such default or violation could have a material adverse effect on the business assets, prospects, results of operation or financial condition of the Borrower.

                                   ARTICLE V

                           COVENANTS OF THE BORROWER

     Section 5.01 Delivery of Information. Promptly after the occurrence of any Default or Event of Default, the Borrower shall deliver to the Lender a certificate of an executive officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto. The Borrower shall promptly provide to the Lender from time to time such additional information regarding the financial position or business of the Borrower as the Lender may reasonably request.

     Section 5.02 Records and Inspection. The Borrower shall maintain adequate books, records and accounts as may be required or necessary to permit the preparation of financial statements in accordance with sound business practices and GAAP. The Borrower shall permit such Persons as the Lender may designate, at reasonable times and as often as may be reasonably requested, to (a) visit and inspect any properties of the Borrower, (b) inspect and copy their books and records, and (c) discuss with their officers and employees and their independent accountants, their respective businesses, assets, liabilities, prospects, results of operation and financial condition. The Lender will use reasonable efforts, consistent with its normal business practices, to maintain the confidentiality of any information so received.

     Section 5.03 Preservation of Organization of the Borrower. The Borrower will use its reasonable best efforts to preserve its business organization intact (including the preservation of their respective properties wherever located); continue the operations of the Borrower at their present levels; maintain in full force and effect all insurance policies in effect on the date hereof (or policies providing substantially the same coverage, copies of which will be made available to the Lender for inspection); keep available to the Borrower the services of the present officers and employees of the Borrower; and preserve the goodwill of the suppliers, customers and others having business relations with the Borrower. The Borrower shall continue to engage in business of the same general type as now conducted by it, and preserve, renew and keep in full force and effect its legal existence and take all reasonable action to maintain all material rights and privileges necessary or desirable in the normal conduct of its business.

     Section 5.04 Reports, Taxes, etc. of the Borrower. The Borrower (a) will, use its reasonable best efforts to duly and timely to file all reports or returns required to be filed with federal, state, local and foreign authorities, promptly pay all federal, state, local and foreign taxes, assessments and governmental charges levied or assessed upon them or any of their properties (unless contesting such in good faith and adequate provision has been made therefor), and (b) except to the extent non-compliance would not have a material adverse effect on the Borrower, duly observe and conform to all lawful requirements of any governmental authority relating to any of their properties or to the operation and conduct of their business and all covenants, terms and conditions upon or under which any of their properties are held.

     Section 5.05 Further Assurances. At any time or from time to time upon the request of the Lender, the Borrower shall execute and deliver such other acts and things as the Lender may reasonably request in order to effect fully the purpose of this Agreement and the other Loan Documents and to provide for payment with respect to the Loan in accordance with the terms of this Agreement and the other Loan Documents.

                                   ARTICLE VI

                               EVENTS OF DEFAULT

     Section 6.01 Events of Default. The occurrence of any one or more of the following events, acts or occurrences shall constitute an event of default (an "Event of Default") hereunder:

     (a) Failure to Make Payments. The Borrower shall fail to pay when due any principal (whether at stated maturity, upon acceleration, by notice of or other requirement of prepayment, by operation of Section 2.07 or otherwise) of the Loan, or shall default in the payment when due of any interest on the Loan or any fee or other amount payable by it hereunder;

     (b) Default in Other Agreements. (i) the Borrower or any of its Subsidiaries shall default in the payment when due (whether at stated maturity, by acceleration, by required prepayment, upon demand or otherwise) of any Indebtedness (other than (x) Indebtedness hereunder and under the other Loan Documents and (y) Indebtedness of the Borrower to any of its Subsidiaries or of any such Subsidiary to the Borrower) aggregating $1,000,000 or more or shall commit any breach of or default under any other term of any agreement or indenture or instrument relating to any such Indebtedness, if the effect of such breach or default (without regard to any period of grace or notice required) is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness so that it shall become or be declared due and payable prior to its stated maturity;

     (c) Breach of Warranty. Any representation or warranty or certification made or furnished by the Borrower or any guarantor under this Agreement, the other Loan Documents or any agreement, instrument or document contemplated hereby or thereby shall, at any time, prove to have been false or incorrect as of the time made or furnished in any material respect;

     (d) Breach of Covenant. The Borrower shall fail duly and punctually to perform, comply with or observe any covenant or obligation to be performed, observed or complied with by it under this Agreement and such failure shall not have been remedied or waived within ten (10) Business Days after receipt of notice thereof from the Lender;

     (e) Involuntary Bankruptcy; Appointment of Receiver, Etc. There shall be commenced against the Borrower or any of its Subsidiaries an involuntary case seeking the liquidation or reorganization of the Borrower or such Subsidiary under Chapter 7 or Chapter 11, respectively, of the federal Bankruptcy Code or any similar proceeding under any other Applicable Law or an involuntary case or proceeding seeking the appointment of a receiver, liquidator, sequestrator, custodian, trustee or other officer having similar powers of the Borrower or such Subsidiary to take possession of all or a substantial portion of the property or to operate all or a substantial portion of the business of the Borrower or such Subsidiary and any of the following events occur: (i) the Borrower or any of its Subsidiaries consents to the institution of the involuntary case or proceeding;
(ii) the petition commencing the involuntary case or proceeding is not timely controverted; (iii) the petition commencing the involuntary case or proceeding remains undismissed and unstayed for a period of sixty (60) days (provided, however, that, during the pendency of such period, the Lender shall be relieved of its Commitment); or (iv) an order for relief shall have been issued or entered therein and continue unstayed and in effect for a period of 60 days;

     (f) Voluntary Bankruptcy; Appointment of Receiver, Etc. The Borrower or any of its Subsidiaries shall institute a voluntary case seeking liquidation or reorganization under Chapter 7 or Chapter 11, respectively, of the federal Bankruptcy Code; or the Borrower or any of its Subsidiaries shall file a petition, answer, or complaint or shall otherwise institute any similar proceeding under any other Applicable Law, or shall consent thereto; or the Borrower or any of its Subsidiaries shall consent to the conversion of an involuntary case to a voluntary case; or the Borrower or any of its Subsidiaries shall file a petition, answer a complaint or otherwise institute any proceeding seeking, or shall consent or acquiesce to the appointment of, a receiver, liquidator, sequestrator, custodian, trustee or other officer with similar powers to take possession of all or a substantial portion of the property or to operate all or a substantial portion of the business of the Borrower or such Subsidiary; or the Borrower or any of its Subsidiaries shall make a general assignment for the benefit of creditors; or the Borrower or any of its Subsidiaries shall generally not pay its debts as they become due; or the Board of Directors of the Borrower or any of its Subsidiaries (or any committee thereof) adopts any resolution or otherwise authorizes action to approve any of the foregoing; or

     (g) Termination of Loan Documents, Etc. Any of the Loan Documents, or any material provision in any of them, shall cease to be in full force and effect for any reason other than a release or termination thereof (i) upon the full payment and satisfaction of the Obligation hereunder and under the Note to the Lender or (ii) in accordance with its terms, or the Borrower shall so claim or assert in any writing.

     Section 6.02 Remedies.

     (a) Automatic Acceleration. If an Event of Default occurs and is continuing under Section 6.01(e) or (f), then the Commitment shall automatically and immediately terminate, and the obligation of the Lender to make Loans hereunder thereupon shall cease, and the unpaid principal amount of and any accrued interest on the Loans shall automatically become immediately due and payable, without presentment, demand, protest, notice or other requirements of any kind, all of which are hereby expressly waived by the Borrower.

     (b) Acceleration by Lender. If an Event of Default occurs and is continuing other than under Section 6.01 (e) or (f), the Lender may, by written notice to the Borrower, declare the unpaid principal amount of the Loans, to be, and the same shall thereupon become, due and payable together with any and all accrued interest thereon, without presentment, demand, protest, any additional notice whatsoever or other requirements of any kind, all of which are hereby expressly waived by the Borrower, except as otherwise provided in this Agreement or by Applicable Law.

                                  ARTICLE VII

                                 MISCELLANEOUS

     Section 7.01 Expenses. The Borrower agrees to pay on demand:

     (a) the reasonable fees, expenses and disbursements of counsel to the Lender in connection with the negotiation, preparation, execution and delivery and administration of this Agreement and all other Loan Documents and any amendments, modifications and waivers hereto or thereto;

     (b) all other actual and reasonable out-of-pocket expenses incurred by the Lender in connection with the negotiation, preparation, execution, delivery and administration of this Agreement and all other Loan Documents and any amendments, modifications and waivers hereto or thereto, and the making of the Loan hereunder; and

     (c) all costs and expenses (including reasonable attorneys' fees and disbursements and costs of settlement) incurred by the Lender in any workout, restructuring or similar arrangements, in any case or proceeding under the Bankruptcy Code, or after a Default or an Event of Default in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of its rights hereunder or under the Note and all other Loan Documents and instruments contemplated hereby and thereby.

     Section 7.02 Indemnity.

     (a)  Indemnification.  In addition  to the payment of expenses  pursuant to
Section 7.01 hereof, the Borrower agrees to indemnify, defend and hold harmless the Lender and any holder of any interest in the Note and the officers, directors, employees and agents of the Lender and such holders (the "Indemnitees") from and against (i) any and all transfer taxes, documentary taxes or similar assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Agreement and the other Loan Documents or the making of the Loan, and (ii) any and all liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against such Indemnitee, in any manner relating to or arising out of or in connection with the making of the Loans, this Agreement and all other Loan Documents or the use or intended use of the proceeds of the Loans (the "Indemnified Liabilities"); provided, however, that the Borrower shall have no obligation hereunder with respect to any of the Indemnified Liabilities arising from the gross negligence or willful misconduct of any Indemnitee.

     (b) Proceedings. Each Indemnitee will promptly notify the Borrower of each event of which it has knowledge which may give rise to a claim under the indemnification provisions of this Section 7.02; provided, however, that the failure to so notify the Borrower shall in no way impair the Borrower's obligations under this Section 7.02. If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee indemnified or intended to be indemnified pursuant to this
Section 7.02, the Borrower, to the extent and in the manner directed by the Indemnitee, will resist and defend such action, suit, or proceeding or cause the same to be resisted and defended by counsel designated by the Borrower (which counsel shall be satisfactory to the Indemnitee). Each Indemnitee will use its best efforts to cooperate in the defense of any such action, writ, or proceeding. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding provisions may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under Applicable Law.

     (c) Survival. The obligations of the Borrower under this Section 7.02 shall survive the termination of this Agreement and the discharge of the Borrower's other obligations hereunder.

     Section 7.03 Waivers; Modifications in Writing.

     (a) Failure or Delay. No failure or delay on the part of the Lender or any other holder of rights in the Note in exercising any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. The remedies provided for under this Agreement, the Note and other Loan Documents are cumulative and are not exclusive of any remedies that may be available to the Lender at law, in equity, or otherwise. No amendment, modification, supplement, termination, consent, or waiver of this Agreement, the Note or any other Loan Documents, nor consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender.

     (b) Limited Waiver. Any waiver of any provision of this Agreement or the other Loan Documents shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 7.03 shall be binding upon each holder of the Note, each future holder of the Note and the Borrower.

     Section 7.04 Notices, Etc. All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and (except for financial statements, other related informational documents and routine communications to be furnished pursuant hereto, which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by courier, by overnight mail, by registered mail or certified mail, postage prepaid, or by prepaid telex, telecopy or telegram (with messenger delivery specified) and shall be deemed to be given for purposes of this Agreement on the day that such writing is received by the intended recipient thereof. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 7.04, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telex or telecopier numbers) as set forth below:

                  Color Tile, Inc.
                  515 Houston Street
                  Fort Worth, Texas  76012

                  Invifin S.A.
                  11 Rue Aldringen
                  L-2960 Luxembourg

     Section 7.05 Successors and Assigns.

     (a) Binding Upon Successors and Assigns. This Agreement and any amendments hereto shall be binding upon and inure to the benefit of and be enforceable by the

Borrower and the Lender and their respective permitted successors and assigns. The Borrower may not assign or transfer any interest hereunder without the prior written consent of the Lender.

     (b) Information; Right to Sell. The Lender shall have the right at any time to do either or both of the following: (i) subject to the provisions of Section 7.06, furnish one or more purchasers or potential purchasers of all or any portion of the Loan or the Note with any and all information concerning the Borrower which has been supplied by the Borrower to any such purchaser, or (ii) subject to the provisions of paragraph (c) below, sell, assign, syndicate, transfer or negotiate all or any portion of the Lender's interests in the Loan or the Note.

     (c) Assignments. Without requiring the consent of the Borrower, the Lender may assign to one or more other entities all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitment and the Note held by it) to any Person that, on the date of such assignment and at all times prior to the termination or expiration of the Commitment, directly or indirectly controls, is controlled by or is under direct or indirect common control with the Lender. For purposes of this Section 7.05(c) the word "control" shall mean possession, directly or indirectly of the power (i) to vote 5% or more of the securities having ordinary voting power for the election of directors of such Person or
(ii) to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities by contract or otherwise.

     Section 7.06 Confidentiality. The Lender agree to maintain any confidential information that it may receive from the Borrower pursuant to this Agreement confidential and shall not disclose such information to third parties without the prior consent of the Borrower, except for disclosure: (a) to legal counsel, accountants and other professional advisors to the Lender; (b) to regulatory officials having jurisdiction over the Lender; (c) as required by law or legal process or in connection with any legal proceeding to which the Lender is a party or is otherwise subject; (d) to another financial institution in connection with a disposition or proposed disposition of all or part of the Lender's interests permitted hereunder, whether by participation, assignment or other transfer, which financial institution shall have agreed in writing to be subject to the confidentiality provisions of this Section 7.06. The Lender shall undertake to return, upon request by the Borrower made within a reasonable time after all obligations of the Borrower under this Agreement, the Note and the other Loan Documents have been paid in full and the Agreement has been terminated, any confidential material which the Borrower clearly and conspicuously marked "Confidential and Subject to Return" prior to or in connection with furnishing or making available the same to the Lender; provided, however, that the return of such material is not inconsistent with standard banking practice or, in the judgment of the Lender, otherwise disadvantageous to the Lender.

     Section 7.07 Governing Law and Venue; Waiver of Trial By Jury. The validity of this Agreement and each Note, the construction, interpretation and enforcement thereof and the rights of the parties thereto shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York. The parties agree that all actions or proceedings arising in connection with this Agreement and the Note may be tried and litigated in State and Federal Courts located in the City and County of New York, State of New York. THE PARTIES HERETO WAIVE THE RIGHT TO A TRIAL BY JURY AND ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 7.07. SERVICE OF PROCESS, SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST THE

BORROWER, MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS INDICATED IN SECTION 7.04.

     Section 7.08 Severability of Provisions. Any provision of this Agreement which is illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition or unenforceability without invalidating or impairing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 7.9 Independence of Covenants. All covenants under this Agreement shall each be given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by another covenant, by an exception thereto, or be otherwise within the limitations thereof, shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

     Section 7.10 Publicity. Any publicity release, advertisement, filing, public statement or announcement made by or at the request of the Borrower regarding this Agreement or the financing provided under this Agreement which makes reference to any Lender, or describes the financing provided by the Lender, shall be first reviewed by and must be satisfactory to the Lender.

     Section 7.11 Headings. Article and section headings used in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or affect the construction of this Agreement.

     Section 7.12 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

     Section 7.13 Complete Agreement. This Agreement, together with the exhibits and schedules to this Agreement, the Note and the other Loan Documents, is intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement, and supersedes all prior negotiations, agreements and understandings relating to the subject matter hereof.

     Section 7.14 Time of The Essence. Time is of the essence of each and every provision of this Agreement and the Loan Documents.

     Section 7.15   Third  Party   Beneficiaries.   There  are  no  third  party
beneficiaries to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above

                                COLOR TILE, INC.

                                           By:/s/ William H. Pavony
                                              ----------------------------------
                                              Name: William H. Pavony
                                              Title: Vice President and
                                                         Chief Financial Officer


                                  INVIFIN S.A.

                                           By:/s/ J. P. Reiland
                                              ----------------------------------
                                              Name: J. P. Reiland
                                              Title: Director

                                   EXHIBIT A

                                      NOTE
                                                              New York, New York
$10,000,000                                                       June ___, 1995

     FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to the order of Invifin S.A. (the "Lender"), at such place or places or to such other party or parties as the Lender may from time to time designate, in lawful money of the United States of America and in immediately available funds, the principal amount of TEN MILLION DOLLARS ($10,000,000), or, if less, the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower pursuant to Section 2.01 of the Credit Agreement dated as of June 12, 1995 among the Borrower and Invifin S.A. (as the same may be from time to time amended, modified or supplemented, the "Credit Agreement"; terms defined therein being used herein as therein defined). The undersigned further agrees to pay interest in like money at such office from the date hereof on the unpaid principal amount hereof from time to time outstanding at the interest rates specified, and in the manner specified, in the Credit Agreement. All payments to be made by the Borrower hereunder and pursuant to the Credit Agreement shall be due and payable in such amounts and on such dates as are set forth in the Credit Agreement.

     This Note is a Note referred to in the Credit Agreement and is entitled to the benefits thereof. This Note may be optionally prepaid in part or in whole at any time without premium or penalty.

     This Note is registered as to both principal and interest, and may be transferred only upon registering in accordance with FIT Regulation section 5f.103-1.

     The undersigned agrees to pay all costs and expenses incurred by the Lender in connection with the enforcement of its rights and remedies under the Credit Agreement and this Note.

     Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable as provided therein.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                                 COLOR TILE, INC.

                                      By:
                                                    ---------------------------
                                                                           Name:
                                                                          Title:

                                   EXHIBIT B
                              NOTICE OF BORROWING

                                                                          [Date]

 INVIFIN S.A.
 11 Rue Aldringen
 L-2960 Luxembourg

Ladies and Gentlemen:

     The undersigned refers to the Credit Agreement dated as of June 12, 1995 (the "Credit Agreement"; terms defined therein being used herein as therein defined) among Color Tile, Inc. (the "Borrower") and Invifin S.A. (the "Lender") and hereby gives you notice, irrevocably, pursuant to Section 2.02(a) of the Credit Agreement, that the undersigned hereby requests the Borrowing of the Loan under the Credit Agreement, and in connection therewith sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by
Section 2.02(a) of the Credit Agreement:

     (i) The date of the Proposed Borrowing is _______________; (ii) The amount of the Proposed Borrowing is $_______________; (iii) The account of the Borrower at which the Lender shall make the
           Proposed Borrowing available is ________________.

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

     (A) the Effective Date has occurred;

     (B) the representations and warranties contained in each Loan Document are correct in all material respects, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; and

     (C) no event has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom, that constitutes a Default or an Event of Default.

                                               Very truly yours,

                                               COLOR TILE, INC.

                                      By:
                                                  -----------------------------
                                     Name:
                                     Title:

                              NOTICE OF BORROWING


                                                                   June 12, 1995
INVIFIN S.A.
11 Rue Aldringen
L-2960 Luxembourg

Ladies and Gentlemen:

     The undersigned refers to the Credit Agreement dated as of June 12, 1995 (the "Credit Agreement"; terms defined therein being used herein as therein defined) among Color Tile, Inc. (the "Borrower") and Invifin S.A. (the "Lender") and hereby gives you notice, irrevocably, pursuant to Section 2.02(a) of the Credit Agreement, that the undersigned hereby requests the Borrowing of the Loan under the Credit Agreement, and in connection therewith sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by
Section 2.02(a) of the Credit Agreement:

     (i) The date of the Proposed Borrowing is June 14, 1995; (ii) The amount of the Proposed Borrowing is $10,000,000; (iii) The account of the Borrower at which the Lender shall make the
           Proposed Borrowing available is


     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

     (A) the Effective Date has occurred;

     (B) the representations and warranties contained in each Loan Document are correct in all material respects, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; and

     (C) no event has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom, that constitutes a Default or an Event of Default.

                               Very truly yours,

                                COLOR TILE, INC.

                                           By: /s/ William H. Pavony
                                              ----------------------------------
                                              Name: William H. Pavony
                                              Title: Vice President and
                                                         Chief Financial Officer

                                      NOTE

$10,000,000                                                   New York, New York
                                                                   June 14, 1995

     FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to the order of Invifin S.A. (the "Lender"), at such place or places or to such other party or parties as the Lender may from time to time designate, in lawful money of the United States of America and in immediately available funds, the principal amount of TEN MILLION DOLLARS ($10,000,000), or, if less, the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower pursuant to Section 2.01 of the Credit Agreement dated as of June 12, 1995 among the Borrower and Invifin S.A. (as the same may be from time to time amended, modified or supplemented, the "Credit Agreement"; terms defined therein being used herein as therein defined). The undersigned further agrees to pay interest in like money at such office from the date hereof on the unpaid principal amount hereof from time to time outstanding at the interest rates specified, and in the manner specified, in the Credit Agreement. All payments to be made by the Borrower hereunder and pursuant to the Credit Agreement shall be due and payable in such amounts and on such dates as are set forth in the Credit Agreement.

     This Note is a Note referred to in the Credit Agreement and is entitled to the benefits thereof. This Note may be optionally prepaid in part or in whole at any time without premium or penalty.

     This Note is registered as to both principal and interest, and may be transferred only upon registering in accordance with FIT Regulation section 5f.103-1.

     The undersigned agrees to pay all costs and expenses incurred by the Lender in connection with the enforcement of its rights and remedies under the Credit Agreement and this Note.

     Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable as provided therein.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                COLOR TILE, INC.

                                            By:/s/ William H. Pavony
                                               --------------------------------
                                               Name: William H. Pavony
                                               Title: Vice President and
                                                         Chief Financial Officer